Fair Value	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair Value

Note O — Fair Value

A fair value measurement is based on the assumptions that market participants would use in pricing an asset or liability in an orderly transaction. The hierarchy for inputs used in measuring fair value are as follows:

Level 1 – Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2 – Inputs include quoted prices in active markets for similar assets and liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, and model-derived valuations whose inputs are observable.
Level 3 – Model-derived valuations with unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

Our financial instruments include cash and cash equivalents, restricted cash, accounts receivable and accounts payable. Due to their short maturities, the carrying amounts of these assets and liabilities approximate fair value. The estimated fair value of our debt (including notes payable and the Revolving Credit Facility) was derived using Level 2 inputs and approximates $182.9 million and $207.4 million as of December 31, 2023 and 2022, respectively.

Recurring and Nonrecurring Fair Value Measurements

Our Earn-out Shares and interest rate cap are measured and recognized at fair value on a recurring basis, while certain real estate assets and liabilities are measured and recognized at fair value as needed. Fair value measurements that occurred as of and during the year ended December 31, 2023 and 2022, were as follows (in thousands):

	December 31, 2023			December 31, 2022
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Recurring
Earn-out Shares	-	-	1,779	-	-	-
Interest rate cap	-	54	-	-	-	-

Nonrecurring
Impaired real estate assets	-	-	50,536	-	-	-

Earn-Out Shares

The terms of the Earn-Out Shares allow an additional 1,900,000 shares to vest if certain milestones are achieved:

●	950,000 shares vest if the aggregate volume-weighted average price for any 5-consecutive trading day period equals or exceeds $13.00 per share prior to December 31, 2026
●	950,000 shares vest if the aggregate volume-weighted average price for any 5-consecutive trading day period equals or exceeds $16.00 per share prior to December 31, 2028

We estimate the fair value of each tranche of shares separately using a Monte Carlo simulation. These estimates require us to make various assumptions about the risk-free rate, expected volatility for each tranche of the Earn-Out Shares, and other items that are unobservable and are considered Level 3 inputs in the fair value hierarchy. Because we are a newly-listed company with limited share activity, we were required to exercise judgment in estimating expected volatility (30.0% to 45.0%) and in selection of comparable companies.

We recognized a gain of approximately $4.1 million during the year ended December 31, 2023 as a result of changes in the estimated fair values after the Merger. The gain is recorded as the Change in Fair Value of Earn-out Liability in the Consolidated Statements of Operations. The following table reflects the change in value during the year ended December 31, 2023 (in thousands):

Level 3 Liability
Balance as of January 1, 2023	$-
Impact of the Merger (initial valuation)	(5,844)
Change in fair value recognized in earnings	4,065
Balance as of December 31, 2023	$(1,779)

Interest Rate Cap

Our interest rate cap is measured at fair value on a recurring basis. The valuation is determined using widely accepted valuation techniques, including discounted cash flow analysis on the expected cash flows of each derivative. This analysis reflects the contractual terms of the derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The fair value of the interest rate cap is determined using the market standard methodology of valuing the expected discounted future fixed cash receipts. The variable cash or receipts are based on an expectation of future interest rates (forward curves) derived from observable market interest rate curves. We evaluated the need for credit valuation adjustments to appropriately reflect both our own nonperformance risk and the respective counterparty’s nonperformance risk in the fair value measurements, but believe these impacts are not material. Because we determined that the significant inputs used to value our derivatives are observable, we believe our derivative valuation is classified in Level 2 of the fair value hierarchy.

Impairment

Our real estate assets are measured and recognized at fair value on a nonrecurring basis when we determine an impairment has occurred. To estimate fair value we may use internally developed valuation models or independent third-parties where available. In either case, the fair value of real estate may be based on a number of approaches including the income capitalization approach, sales comparable approach or discounted cash flow approach. We utilize market data such as sales price per stall on comparable recent real estate transactions to estimate the fair value of the real estate assets. We also utilize expected net sales proceeds to estimate the fair value of any centers that are actively being marketed for sale. Because we use estimates and assumptions regarding an assets’ future performance and cash flows as well as market conditions and discount rates, we determined the impaired assets would fall under Level 3 of the fair value hierarchy. During the year ended December 31, 2023, we impaired approximately $9.0 million of our real estate assets as a result of continuing delayed back-to-work trends or other reductions of demand-drivers impacting these assets, as well as disposition of properties.